DG
                                             INVESTOR SERIES

                                           o Equity Fund

                                           o Opportunity Fund

                                           o Limited Term Government
                                             Income Fund

                                           o Government Income Fund

                                           o Municipal Income Fund

                                           o U.S. Government
                                             Money Market Fund
                                             -----------------------------------
                                             COMBINED                   [LOGO]
                                             ANNUAL REPORT

                                             Diversified Portfolios of
                                             DG Investor Series,
                                             an Open-End Management
                                             Investment Company

                                                  ParkSouth
                                                  Corporation
                                                  Jackson, MS
                                                  Investment Adviser

                                                  An Affiliate of:
                                                  Deposit Guaranty
                                                  National Bank
                                                  Jackson, MS


                                             The shares offered by this
                                             prospectus are not deposits or
                                             obligations of Deposit Guaranty
                                             National Bank, are not endorsed
                                             or guaranteed by Deposit Guaranty
                                             National Bank and are not insured
                                             by the Federal Reserve Board, or
                                             any other government agency.
                                             Investment in these shares involves
                                             investment risks including
                                             investment risks including the
                                             possible loss of principal.

                                             FEBRUARY 28, 1997
                                             -----------------------------------

                                             [LOGO]

                                             Cusip 23321N301    Cusip 23321N202
                                             Cusip 23321N400    Cusip 23321N608
                                             Cusip 23321N103    G00498-09 (4/97)
                                             Cusip 23321N509

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:
I am pleased to present the Annual Report to Shareholders for the DG Investor Series mutual funds, which covers the twelve-month reporting period from March 1, 1996, through February 28, 1997. In this Report, you will find a discussion with each fund's portfolio manager, as well as a complete list of investments and financial statements for each fund.

Please note the following highlights for each fund in the DG Investor Series over the twelve-month reporting period ended February 28, 1997:

- Its high-quality portfolio of numerous household names helped DG EQUITY FUND produce a total return of 18.79%.* Contributing to the total return were dividends totaling $0.14 per share, capital gains of $0.35 per share, and a 15% increase in net asset value. Net assets reached $490.4 million at period end.

- In what continued to be a relatively favorable stock market climate, DG OPPORTUNITY FUND achieved a total return of 12.08%.* The fund paid capital gains totaling $0.83 per share, while its net asset value increased by 5%. At the end of the reporting period, net assets has grown to $80.5 million.

- DG LIMITED TERM GOVERNMENT INCOME FUND, a portfolio of shorter-maturity government securities, paid dividends totaling $0.53 per share. The fund's total return at period end was 4.66%.* Amid a degree of bond market volatility, the fund's net asset value decreased by $0.09. The fund ended the period with $84.4 million in net assets.

- DG GOVERNMENT INCOME FUND, a portfolio of U.S. government securities, paid dividends totaling $0.57 per share, while producing a total return of 4.07%.* Bond market volatility impacted the fund's net asset value, which declined from $9.87 to $9.69. Net assets reached $249.6 million at period end.

- DG MUNICIPAL INCOME FUND, a portfolio of high-quality municipal securities issued across the U.S., produced federally tax-free** dividends totaling $0.48 per share and a total return of 4.12%.* The fund also paid a modest capital gain totaling $0.01 per share. Its net asset value decreased by $0.07 in the wake of bond market volatility. At the end of the reporting period, the fund's net assets stood at $46.9 million.

  * Performance quoted represents past performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns quoted above are based on net asset value and do not reflect the maximum sales charge. Total returns based on the maximum sales charge for the twelve-month period ended February 28, 1997 are as follows: DG Equity Fund, 14.60%; DG Opportunity Fund, 8.19%; DG Limited Term Government Income Fund, 2.56%; DG Government Income Fund, 2.00%; and DG Municipal Income Fund, 2.01%.

 ** Income may be subject to the federal alternative minimum tax and state and local taxes.


- Always a convenient way for investors to pursue daily income on their ready cash, DG U.S. GOVERNMENT MONEY MARKET FUND paid dividends totaling $0.05 per share. Net assets reached $273.4 million at the end of the reporting period.***

Thank you for choosing the DG Investor Series to pursue your financial goals. We will continue to provide the highest level of service as we keep you informed of your progress on a regular basis.

Sincerely,

LOGO
Edward C. Gonzales
President
April 15, 1997

*** Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. An investment in the fund is not insured or guaranteed by the U.S. government.


INVESTMENT REVIEW
--------------------------------------------------------------------------------

DG EQUITY FUND

For the third straight year we have the pleasure of commenting on an exceptional year's investment experience for the fund. The fund's average annual total return based on net asset value for the twelve-month period ended February 28, 1997, was 18.8%.* For a "product related" comparison, the broad-style Lipper Growth Fund Index**--the most commonly quoted Growth-Investment Objective mutual fund index--returned about 17.9%. This return, as well as that reported for the fund, reflects the various negative effects of the cash positions held in the mutual funds as well as those effects related to fund management fees and other attendant expenses. These returns do not, however, reflect any "load" charges. While total returns of this magnitude must be considered exceptional by any historically-based measure, we must point out that the Standard & Poor's 500 Index ("S&P 500")***--our long term benchmark--fared even better over the period as it experienced a total return of nearly 26.2%. Although the standard methodology of capitalization weighting employed in calculating this index's return and the remarkable narrowness of the index's "winners" list clearly accounted for much of the S&P 500 comparative out-performance, the important point, we believe, is that most typically broad-based equity investors had the benefits of a "great" stock market environment in which to invest--once again. On reflection, one might be encouraged to inquire, "how long can this go on?"

Before any consideration of that question, however, a brief overview of our short term outlook may be in order. During the second half of the fiscal year the fund benefited from the relatively low, although choppy, interest rate environment and enjoyed a rebound in the prices of important technology sector issues. However, both of these formerly positive influences are now rapidly dissipating. Moreover, with the nation's economy giving every sign of solid to even better-than-solid strength, the Federal Reserve Board is likely to begin "tightening the reigns" soon, which will in turn lead to increased interest rate-related pressure on "long-duration" growth stocks. We view this developing possibility as merely one more modest distraction or impediment during what we believe will be a continuation of the current extended growth period in the equity market and in the economy. While it is true that much of that which is currently anticipated could go wrong, we believe a good deal more could go right. An "even strain" is all that is required for continued success. We do not need a miracle in order to flourish, only the absence of a disaster.

  * Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less that their original cost. The fund's total return for the period based on offering price was 14.60%.

 ** Lipper Growth Fund Index is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

*** The S&P 500 is an unmanaged composite index of common stocks in industrial, transportation, and financial and public utility companies. Investments cannot be made in an index.



--------------------------------------------------------------------------------

Now, to answer the question with which we closed the first paragraph, we must first recall that historically, long-term equity returns have averaged between 9 1/2% and 10 1/2%, annually, depending on which set of 20-year periods you review. Therefore, we can easily conclude that annual returns well in excess of these long-term results are truly exceptional and seem almost certain to be reversed so that once again the equity market may indeed average around the 10% "expected" return. But as to just when "the worm will turn," that is currently an unknown--much as it will always be an unknown. We, are managing the accumulated wealth of others under the always difficult but classic conditions of uncertainty. There is no proven investment strategy, ranging from the mathematical to the metaphysical, that will either reverse or significantly alter this unsettling truth. In the fund, we confront this challenge by investing in large, high-quality companies which have proven records of success both in their respective industries and as long term generators of above-average earnings-per-share growth rates. Additionally, we invest primarily in companies that are found in identifiable service or product sectors which are typically the most consistently and rapidly growing segments of our economy. When combined with our insistence on very conservative balance sheet qualities including low levels of financial leverage in these companies' capitalization structures, these characteristics reduce much of the possible range of investment uncertainties we might otherwise experience. But, still, as to "how long will this go on?"...there is no answer.

We believe that even by virtue of the consistent application of our long-term focus and of our process of winnowing down our universe to those "very best" investment choices, we can only hope to provide the most appropriate portfolio for a future of continued uncertainty. Rising interest rates, or the portent of much higher rates of inflation will continue to adversely impact our however-well chosen portfolio of growth stocks. Dramatic nation-wide economic cycle declines, when they occur, will also batter the prices of our growth stocks. The fund's portfolio is not immune to shocks. But, we believe its quality focus, issue size, and typical economic sector emphasis will assure its resilience during periods of extended market distress and provide the spring-board for its success in the long run.

DG EQUITY FUND

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN
DG EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000 in the DG Equity Fund (the "Fund") from August 1, 1992 (start of performance) to February 28, 1997, compared to the Standard & Poor's 500 Index ("S&P 500").+
 GRAPHIC-SEE APPENDIX

        Measurement Period           DG Equity Fund -    DG Equity Fund -      Standard and
      (Fiscal Year Covered)                2.00%               3.50%            Poor's 500
8/1/92                                            9800                9650               10000
2/28/93                                          10427               10268               10632
2/28/94                                          10948               10780               11512
2/28/95                                          11848               11667               12360
2/29/96                                          15845               15602               16648
2/28/97                                          18822               18534               21005


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the original maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Represents a hypothetical investment of $10,000 in the Fund after deducting the current maximum sales charge of 3.50% (effective 5/1/95) ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

*** Total return quoted reflects all applicable current maximum sales charges.

 + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.


INVESTMENT REVIEW
--------------------------------------------------------------------------------

DG OPPORTUNITY FUND

The DG Opportunity Fund was established in July, 1994, to provide investors with a diversified portfolio of mostly smaller-capitalized companies with at least 65% of the fund's total assets invested in equity securities of companies that have a market value capitalization of less than $1 billion. The objective of the fund is to provide capital appreciation. The majority of the small-cap universe is less widely followed by institutional investors which creates the opportunity to add value to the fund's portfolio through research. In targeted sectors, less seasoned companies are identified and a fundamental/quantitative analysis is performed to discern growth potential and risk factors. Current company activities are monitored through analysts' reports and company conferences. Technical factors are incorporated to derive a company-specific pattern of economic movement and to complete the evaluation process. The holdings of the fund are more speculative than stocks from more mature firms and lend characteristics which include below-market dividend yields, above-market betas, high residual risk relative to broad market indexes, higher price ratios, and greater variability in the earnings number. These factors produce the potential for market appreciation which exceeds that of larger-capitalization stocks.

In 1996, the fund's holdings were concentrated in the technology and retail sectors with the energy, financial and health care areas well represented. The portfolio fluctuated between 55 and 70 issues with a turnover rate of 116%. The net asset base increased from $53.5 million as of February 29, 1996 to $80.5 million as of February 28, 1997. Total return based on net asset value for the twelve months ended February 28, 1997 was 12.08%.*

 * Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return based on offering price for the period was 8.19%. The quoted performance data includes the performance of the collective trust fund for the period before the date on which the fund commenced operations (August 1, 1994), as adjusted to reflect the fund's then anticipated expenses as set forth in the "Expenses of the Fund" section of the fund's initial prospectus. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected.


DG OPPORTUNITY FUND

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN
DG OPPORTUNITY FUND

The graph below illustrates the hypothetical investment of $10,000 in the DG Opportunity Fund (the "Fund") from January 1, 1982+ (start of performance) to February 28, 1997, compared to the Russell 2000 Index.++
 GRAPHIC-SEE APPENDIX

        Measurement Period            DG Opportunity      DG Opportunity       Russell 2000
      (Fiscal Year Covered)            Fund - 2.00%        Fund - 3.50%            Index
1/1/82                                            9800                9650               10000
2/28/82                                           9555                9409                9171
2/28/83                                          13582               13375               14284
2/29/84                                          15637               15398               14964
2/28/85                                          12771               12576               17395
2/28/86                                          12559               12367               21341
2/28/87                                          15855               15612               25076
2/29/88                                          15761               15520               21495
2/28/89                                          17566               17297               24837
2/28/90                                          19598               19298               25818
2/28/91                                          22740               22392               26776
2/29/92                                          34364               33838               35891
2/28/93                                          38670               38078               38579
2/28/94                                          50669               49894               46673
2/28/95                                          48850               48103               45861
2/29/96                                          64199               63216               58996
2/28/97                                          71954               70853               66405


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the original maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

 ** Represents a hypothetical investment of $10,000 in the Fund after deducting the current maximum sales charge of 3.50% (effective 5/1/95) ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

*** Total return quoted reflects all applicable current maximum sales charges.

 + The Fund is the successor to the portfolio of a collective trust fund ("CTF") formerly managed by the Adviser. On August 1, 1994, (the date of the Fund's commencement of operations), the assets of the CTF were transferred to the Fund in exchange for Fund shares. The quoted performance data includes the performance of the CTF for periods before the Fund's registration statement became effective. The CTF was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by the Act. If the CTF had been registered under the 1940 Act, the performance may have been adversely affected.
 ++ The Russell 2000 Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.


INVESTMENT REVIEW
--------------------------------------------------------------------------------

DG LIMITED TERM GOVERNMENT INCOME FUND

Yields on short-term securities rose during the twelve-month reporting period ended February 28, 1997. Yields on 1, 3, and 5-Year Treasuries rose by 67, 97, and 100 basis points, respectively, in the first half of the fiscal year and declined by 22, 30 and 34 basis points, respectively, in the last six months as bonds rallied on lessening fears of inflation. Corporate spreads continued to be tight as the marketplace saw a steady economy and company profitability continuing. Agency issuance increased with callable agencies continuing to come to the market.

For the fiscal year ended February 28, 1997, the fund's total return was 4.66% based on net asset value* compared to the Merrill Lynch 1-3 Year Treasury Index** total return of 5.27%. The fund had an average coupon of 6.02%, an average maturity of 1.86 years, and a duration of 1.65 years as of February 28, 1997.

The fund's net asset value declined from $9.80 to $9.71 on February 28, 1997, reflecting the rise in interest rates and decline in bond market values.

The marketplace is anticipating Federal Reserve Board action in the form of an increase in the target rate by 25-50 basis points. Short-term securities should adjust accordingly in the spring of 1997 if interest rates rise.

 * Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return based on offering price for the period was 2.56%.

** Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in an index.


DG LIMITED TERM GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN
DG LIMITED TERM GOVERNMENT INCOME FUND

The graph below illustrates the hypothetical investment of $10,000 in DG Limited Term Government Income Fund (the "Fund") from August 1, 1992 (start of performance) to February 28, 1997, compared to the Merrill Lynch 1-3 Year Treasury Index ("ML1-3").+
 GRAPHIC-SEE APPENDIX

             Measurement Period                   DG Limited Term       Merrill Lynch 1-3 Year
           (Fiscal Year Covered)               Government Income Fund       Treasury Index
8/1/92                                                           9800                    10000
2/28/93                                                         10234                    10396
2/28/94                                                         10594                    10755
2/28/95                                                         10883                    11117
2/29/96                                                         11681                    12056
2/28/97                                                         12226                    12692


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML1-3 has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

 + The ML1-3 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.


INVESTMENT REVIEW
--------------------------------------------------------------------------------

DG GOVERNMENT INCOME FUND

For the twelve months ended February 28, 1997, the fund's total return was 4.07% based on net asset value* compared to the Lehman Brothers Government/Corporate Bond Index** total return of 4.83%. We softened our barbell strategy during this reporting period. The fund's duration of 4.29 years and average maturity of 7.10 years was further shortened reflecting our bearish view of interest rates. If the market continues to anticipate a tightening of short-term rates, then this interim strategy should benefit shareholders. We continue to emphasize Treasury securities. Spreads on other investment vehicles have tightened to Treasury securities and although the economy remains in good condition, it is difficult to forecast further tightening in these securities. If agency securities continue to be on the increase in issuance, we will utilize these securities when they are appropriately priced. Total assets for the fund increased by over 35% during the reporting period as investors sought longer average maturities anticipating a drop in interest rates.

February, 1996, to February, 1997, saw yields on intermediate and long-term Treasury securities increase. The first half of this period saw yields on 5, 10, and 30-year securities increase by 100, 84, and 65 basis points, respectively. The last half of the period saw rate declines in the same securities of 34, 39, and 31 basis points, respectively. The economy has continued to grow at a steady pace and although inflationary pressures have not come to light, the Federal Reserve Board's bias towards preemptive moves has kept the market's focus on an impending tightening and a rise in rates. This should affect the shorter end of the curve and we will attempt to take advantage of opportunities as they arise.

 * Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return based on offering price for the period was 2.00%

** Lehman Brothers Government/Corporate Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. This index is unmanaged. Investments cannot be made in an index.


DG GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN
DG GOVERNMENT INCOME FUND

The graph below illustrates the hypothetical investment of $10,000 in the DG Government Income Fund (the "Fund") from August 1, 1992 (start of performance) to February 28, 1997, compared to the Lehman Brothers Government/ Corporate Total Index ("LBGCT").+
 GRAPHIC-SEE APPENDIX

                                                                           Lehamn Brothers
             Measurement Period                 DG Government Income     Government/Corporate
           (Fiscal Year Covered)                        Fund                 Total Index
8/1/92                                                           9800                    10000
2/28/93                                                         10427                    10674
2/28/94                                                         10902                    11285
2/28/95                                                         11032                    11437
2/29/96                                                         12213                    12879
2/28/97                                                         12710                    13501


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

 + The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.


INVESTMENT REVIEW
--------------------------------------------------------------------------------

DG MUNICIPAL INCOME FUND

DG Municipal Income Fund was established in December, 1992, to provide investors with the ability to invest in a diversified portfolio of quality longer-term municipal issues. The investment objective of the fund is to provide dividend income that is exempt from federal regular income tax.*

Issues purchased by the fund during the last twelve months consisted largely of general obligations of states, counties and cities. The fund continued to maintain its majority weighting in general obligation bonds. As of February 28, 1997, the fund had an average maturity of 8.92 years, a duration of 6.73 years and an average coupon of 5.43%. If economic activity continues to move upward, we will shorten the maturity and duration of the portfolio modestly.

The fund's total rate of return (income plus capital appreciation) for the fiscal year ended February 28, 1997, was 4.12% based on net asset value. The fund's net asset value was $10.66 on February 29, 1996, and ended at $10.59 on February 28, 1997. For the same period, the 30-day SEC yield was 4.46% based on net asset value.**

The fund's 30-day distribution rate as of February 28, 1997, was 4.59% for shares based on net asset value (4.50% taking into account the sales charge).*** The fund's net assets increased from $44.5 million on February 29, 1996, to $46.9 million as of February 28, 1997.

The majority of 1996 saw little net change in the municipal market. Interest rates increased slightly during the period and issuers increased volume as tax reform fears abated. Overall credit quality improved with exceptions in isolated incidents. With the exception of a pickup in economic activity leading to potentially higher rates, we believe most of the factors and trends in 1996 should continue in 1997.

  * Income may be subject to the federal alternative minimum tax and state and local taxes.

 ** Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's total return based on offering price for the period was 2.01%.

*** Distribution rate reflects actual distribution made to shareholders. It is calculated by dividing the monthly annualized dividend plus short-term capital gains, if any, by the average 30-day offering price.


DG MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN
DG MUNICIPAL INCOME FUND

The graph below illustrates the hypothetical investment of $10,000 in the DG Municipal Income Fund (the "Fund") from December 21, 1992 (start of performance) to February 28, 1997, compared to the Lehman Brothers Municipal Bond Index ("LBMBI").+
 GRAPHIC-SEE APPENDIX

             Measurement Period                 DG Municipal Income        Lehamn Brothers
           (Fiscal Year Covered)                        Fund             Municipal Bond Index
12/21/92                                                         9800                    10000
2/28/93                                                         10354                    10482
2/28/94                                                         10907                    11063
2/28/95                                                         10995                    11271
2/29/96                                                         12090                    12516
2/28/97                                                         12588                    13206


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

 + The LBMBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.


DG EQUITY FUND

PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

   SHARES                                             VALUE
    ------------------------------------------------------
             COMMON STOCKS--92.5%
             BUSINESS EQUIPMENT &
              SERVICES--6.9%
     250,000 Automatic Data Processing, Inc.      $  10,656,250
     125,000 Donnelley (R.R.) & Sons Co.              3,859,375
      70,000 Dun & Bradstreet Corp.                   1,715,000
     120,000 Electronic Data Systems Corp.            5,415,000
     200,000 Pitney Bowes, Inc.                      12,425,000
                                                  -------------
             Total                                   34,070,625
                                                  -------------
             CAPITAL GOODS--8.6%
     260,000 Dover Corp.                             12,902,500
     150,000 General Electric Co.                    15,431,250
     120,000 PPG Industries, Inc.                     6,720,000
     120,000 Tyco International, Ltd.                 7,080,000
                                                  -------------
             Total                                   42,133,750
                                                  -------------
             CONSUMER NON-DURABLES--21.5%
      75,000 CPC International, Inc.                  6,309,375
     250,000 Coca-Cola Co.                           15,250,000
      60,000 Eastman Kodak Co.                        5,377,500
     100,000 Gillette Co.                             7,912,500
     120,000 Heinz (H.J.) Co.                         4,995,000
     220,000 International Flavors &
              Fragrances, Inc.                       10,202,500
     400,000 PepsiCo, Inc.                           13,150,000
     100,000 Philip Morris Cos., Inc.                13,512,500
     100,000 Procter & Gamble Co.                    12,012,500
     200,000 Sara Lee Corp.                           7,750,000
     160,000 Sysco Corp.                              5,560,000
      75,000 Tambrands, Inc.                          3,225,000
                                                  -------------
             Total                                  105,256,875
                                                  -------------
             CONSUMER SERVICES--3.0%
     200,000 Disney (Walt) Co.                       14,850,000
                                                  -------------
             HEALTHCARE--18.0%
     180,000 Abbott Laboratories                     10,125,000
      11,230 Aetna Services, Inc.                       930,686
      50,000 Bristol-Myers Squibb Co.                 6,525,000
      70,000 Hillenbrand Industries, Inc.             2,633,750
     240,000 Johnson & Johnson                       13,830,000
     160,000 Medtronic, Inc.                         10,360,000
     160,000 Merck & Co., Inc.                       14,720,000
     140,000 Pfizer, Inc.                            12,827,500
     170,000 Schering Plough Corp.                   13,026,250
      70,000 United Healthcare Corp.                  3,491,250
                                                  -------------
             Total                                   88,469,436
                                                  -------------

 SHARES OR
 PRINCIPAL
   AMOUNT                                             VALUE
    ======================================================
             COMMON STOCKS (continued)
             MULTI-INDUSTRY--0.6%
      23,333 (b) ACNielsen Corp.                  $     344,166
      70,000 (b) Cognizant Corp.                      2,441,250
                                                  -------------
             Total                                    2,785,416
                                                  -------------
             RAW MATERIALS--2.4%
      75,000 Great Lakes Chemical Corp.               3,478,125
      90,000 Lubrizol Corp.                           3,116,250
     120,000 Morton International, Inc.               4,950,000
                                                  -------------
             Total                                   11,544,375
                                                  -------------
             RETAIL--9.8%
     200,000 Albertsons, Inc.                         7,050,000
     150,000 Home Depot, Inc.                         8,175,000
     275,000 McDonald's Corp.                        11,893,750
     240,000 Wal-Mart Stores, Inc.                    6,330,000
     340,000 Walgreen Co.                            14,535,000
                                                  -------------
             Total                                   47,983,750
                                                  -------------
             TECHNOLOGY--20.0%
     150,000 AMP, Inc.                                5,831,250
     100,000 (b) Applied Materials, Inc.              5,062,500
      85,000 Boeing Co.                               8,648,750
     170,000 (b) Compaq Computer Corp.               13,472,500
     130,000 (b) Digital Equipment Corp.              4,257,500
     270,000 Hewlett-Packard Co.                     15,120,000
     100,000 Intel Corp.                             14,187,500
     100,000 International Business Machines
              Corp.                                  14,375,000
      32,408 Lucent Technologies, Inc.                1,745,981
     100,000 (b) Microsoft Corp.                      9,750,000
     100,000 Motorola, Inc.                           5,587,500
       6,250 (b) NCR Corp.                              206,250
                                                  -------------
             Total                                   98,244,731
                                                  -------------
             UTILITIES--1.7%
     100,000 AT&T Corp.                               3,987,500
      80,000 Central & SouthWest Corp.                1,950,000
      40,000 SBC Communications, Inc.                 2,300,000
                                                  -------------
             Total                                    8,237,500
                                                  -------------
             TOTAL COMMON STOCKS (identified
              cost $282,311,302)                    453,576,458
                                                  -------------
             (A) REPURCHASE AGREEMENTS--7.4%
$ 36,116,589 Cantor Fitzgerald Securities,
              5.35%, dated 2/28/1997, due
              3/3/1997 (at amortized cost)        $  36,116,589
                                                  -------------
             TOTAL INVESTMENTS (identified cost
              $318,427,891)                       $ 489,693,047
                                                  ==============


(See Notes to Portfolios of Investments)


DG OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

   SHARES                                        VALUE
  ------------------------------------------------------
             COMMON STOCKS--91.1%
             BUSINESS EQUIPMENT &
               SERVICES--6.6%
      67,400 (b) AccuStaff, Inc.             $   1,398,550
      90,000 (b) Affinity Technology               523,125
      51,000 (b) CSG Systems International,
               Inc.                                949,875
      40,600 NOVA Corp.                            664,825
      50,000 Stewart Enterprises, Inc.,
               Class A                           1,765,625
                                             -------------
             Total                               5,302,000
                                             -------------
             CAPITAL GOODS--2.4%
     160,000 (b) Terex Corp.                     1,920,000
                                             -------------
             CAPITAL GOODS/ELECTRONICS--2.4%
      82,100 Kuhlman Corp.                       1,929,350
                                             -------------
             CONSUMER DURABLES--2.1%
      70,400 (b) Speedway Motorsports, Inc.      1,654,400
                                             -------------
             ENERGY/OIL-DOMESTIC--4.6%
     160,000 (b) Ensearch Exploration, Inc.      1,540,000
      30,000 (b) Nuevo Energy Co.                1,245,000
      69,100 Quaker State Corp.                  1,010,588
                                             -------------
             Total                               3,795,588
                                             -------------
             ENERGY/OIL SERVICES--9.6%
      35,000 (b) American Outfield Divers,
               Inc.                                402,500
      45,000 (b) Energy Ventures, Inc.           2,295,000
      95,800 (b) Input/Output, Inc.              2,047,725
     100,000 (b) Pride Petroleum Services,
               Inc.                              1,675,000
      32,500 (b) Trico Marine Services,
               Inc.                              1,316,250
                                             -------------
             Total                               7,736,475
                                             -------------
             FINANCIAL SERVICES--14.6%
      37,500 Alex Brown, Inc.                    2,179,688
      85,200 AmVestors Financial Corp.           1,501,650
      50,000 Edwards(AG), Inc.                   1,775,000
      43,250 Morgan Keegan, Inc.                   805,531
     100,000 (b) Olympic Financial Ltd.          1,100,000
      66,000 T. Rowe Price Associates            2,912,250
      56,000 United Companies Financial
               Corp.                             1,456,000
                                             -------------
             Total                              11,730,119
                                             -------------
(See Notes to Portfolios of Investments)

   SHARES                                        VALUE
  ------------------------------------------------------
             COMMON STOCKS (continued)
             HEALTHCARE--6.6%
     150,000 (b) American Healthcorp, Inc.   $   1,950,000
      70,000 (b) ClinTrials, Inc.                  682,500
      65,500 (b) Envoy Corp.                     1,572,000
      70,800 (b) KeraVision, Inc.                  867,300
      12,500 (b) TheraTx, Inc.                     206,250
                                             -------------
             Total                               5,278,050
                                             -------------
             HOTEL & GAMING--0.4%
     100,900 (b) Casino American, Inc.             309,006
                                             -------------
             RECYCLING--2.6%
     130,000 (b) Philip Environmental, Inc       2,128,750
                                             -------------
             RESTAURANTS--12.2%
     120,000 Apple South, Inc.                   1,620,000
      90,000 CKE Restaurants, Inc.               1,743,750
      85,000 Cooker Restaurant Corp.               977,500
     176,400 (b) Foodmaker, Inc.                 1,697,850
      70,000 (b) Papa Johns International,
               Inc.                              1,706,250
      38,700 (b) Rainforest Cafe Inc.              788,513
      90,000 (b) Rare Hospitality
               International, Inc.               1,327,500
                                             -------------
             Total                               9,861,363
                                             -------------
             RETAIL/COLLECTIVES--2.7%
     100,000 (b) Action Performance
               Companies, Inc.                   2,150,000
                                             -------------
             RETAIL/CONSUMER--4.2%
      20,000 (b) Goody's Family Clothing,
               Inc.                                362,500
      50,000 (b) Hot Topic, Inc.                   921,875
      15,100 (b) Sports Authority, Inc.            288,788
      44,000 St. John Knits, Inc.                1,804,000
                                             -------------
             Total                               3,377,163
                                             -------------
             SHELTER/MOBILE HOMES--1.3%
      50,000 Coachmen Industries, Inc.           1,012,500
                                             -------------
             TECHNOLOGY/COMMUNICATION--3.1%
     160,000 (b) Network Computing Devices       2,020,000
      20,000 (b) Nichols Research Corp.            505,000
                                             -------------
             Total                               2,525,000
                                             -------------
             TECHNOLOGY/COMPUTERS--12.8%
      85,000 (b) Datastream Systems, Inc.        1,615,000
      58,700 (b) Emulex Corp.                      909,850



DG OPPORTUNITY FUND
--------------------------------------------------------------------------------

   SHARES                                        VALUE
  ------------------------------------------------------
             COMMON STOCKS (continued)
             TECHNOLOGY COMPUTERS (continued)
      97,500 (b) Harbinger Corp.             $   2,388,750
      73,200 (b) Interphase Corp.                  640,500
      50,000 (b) MICROS Systems Corp.            1,931,250
      96,400 (b) Periphonics Corp.               1,156,800
      85,000 (b) Structural Dynamics
               Research Corp.                    1,689,374
                                             -------------
             Total                              10,331,524
                                             -------------
             TECHNOLOGY/TELECOMMUNI-
               CATIONS--1.0%
      50,000 (b) Symmetricom, Inc.                 806,250
                                             -------------
             UTILITIES-TELECOMMUNI-
               CATIONS--1.9%
      55,000 (b) ACC Corp.                       1,540,000
                                             -------------
             TOTAL COMMON STOCKS
               (identified cost
               $63,672,933)                     73,387,538
                                             -------------

 PRINCIPAL
   AMOUNT                                        VALUE
  ------------------------------------------------------
             (A) REPURCHASE AGREEMENT--8.8%
$  7,133,000 Cantor Fitzgerald Securities,
               5.34%, dated 2/28/1997, due
               3/3/1997 (at amortized cost)  $   7,133,000
                                             -------------
             TOTAL INVESTMENTS (identified
               cost $70,805,933)             $  80,520,538
                                               ===========


(See Notes to Portfolios of Investments)


DG LIMITED TERM GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                        VALUE
  ------------------------------------------------------
             CORPORATE BONDS--19.2%
             BUSINESS EQUIPMENT &
               SERVICES--1.2%
$  1,000,000 International Business
               Machines Corp., 6.375%,
               11/1/1997                     $   1,004,670
                                             -------------
             CONSUMER NON-DURABLES--2.6%
   1,447,000 Kellogg Co., 5.900%, 7/15/1997      1,450,010
     725,000 Philip Morris Cos., Inc.,
               7.500%, 3/15/1997                   725,805
                                             -------------
             Total                               2,175,815
                                             -------------
             FINANCIAL SERVICES--2.8%
     905,000 American General Finance
               Corp., 7.150%, 5/15/1997            908,376
   1,500,000 Ford Motor Credit Corp.,
               5.625%, 3/3/1997                  1,500,945
                                             -------------
             Total                               2,409,321
                                             -------------
             HEALTHCARE--1.5%
   1,250,000 Upjohn Co., 5.875%, 4/15/2000       1,227,887
                                             -------------
             PHARMACEUTICALS--1.2%
   1,000,000 American Home Products Corp.,
               7.700%, 2/15/2000                 1,031,570
                                             -------------
             POLLUTION CONTROL--0.9%
     723,000 Waste Management, Inc.,
               6.375%, 7/1/1997                    725,263
                                             -------------
             PUBLISHING--1.2%
   1,000,000 Gannett, Inc., 5.250%,
               3/1/1998                            994,490
                                             -------------
             RETAIL--1.3%
   1,136,000 Wal-Mart Stores, Inc., 5.500%,
               9/15/1997                         1,135,250
                                             -------------
             UTILITIES--6.5%
   1,000,000 GTE California, Inc., 6.250%,
               1/15/1998                         1,003,500
   1,000,000 New England Telephone &
               Telegraph, 6.250%,
               12/15/1997                        1,004,090
   1,500,000 Northern States Power Co.,
               5.500%, 2/1/1999                  1,478,385

 PRINCIPAL
   AMOUNT                                        VALUE
  ------------------------------------------------------
             CORPORATE BONDS (continued)
             UTILITIES (continued)
$  1,000,000 Pacific Gas & Electric Co.,
               5.375%, 8/1/1998              $     989,400
   1,000,000 Southern California Edison
               Co., 5.600%, 12/15/1998             987,870
                                             -------------
             Total                               5,463,245
                                             -------------
             TOTAL CORPORATE BONDS
               (identified cost
               $16,048,500)                     16,167,511
                                             -------------
             GOVERNMENT AGENCIES--1.2%
   1,000,000 Federal Home Loan Bank System,
               6.500%, 2/21/2001
               (identified cost $995,000)          992,002
                                             -------------
             U.S. TREASURY NOTES--70.0%
   6,000,000 5.125%, 3/31/1998                   5,963,820
   4,000,000 5.125%, 12/31/1998                  3,939,600
   4,000,000 5.25%, 7/31/1998                    3,966,400
   5,000,000 5.625%, 6/30/1997                   5,005,900
   5,000,000 5.625%, 11/30/2000                  4,888,100
   4,000,000 5.75%, 10/31/1997                   4,005,480
   2,000,000 6.125%, 7/31/2000                   1,991,720
   5,000,000 6.25%, 8/31/2000                    4,995,400
   3,000,000 6.25%, 10/31/2001                   2,984,160
   7,000,000 6.50%, 4/30/1997                    7,015,330
   4,000,000 6.625%, 7/31/2001                   4,037,920
   4,000,000 6.75%, 6/30/1999                    4,053,760
   2,000,000 7.50%, 10/31/1999                   2,063,680
   4,000,000 7.50%, 11/15/2001                   4,179,040
                                             -------------
             TOTAL U.S. TREASURY NOTES
               (identified cost
               $59,135,977)                     59,090,310
                                             -------------
             (A) REPURCHASE AGREEMENT--8.4%
   7,102,000 Cantor Fitzgerald Securities,
               5.340%, dated 2/28/1997, due
               3/3/1997 (at amortized cost)      7,102,000
                                             -------------
             TOTAL INVESTMENTS (identified
               cost $83,281,477)             $  83,351,823
                                               ===========


(See Notes to Portfolios of Investments)


DG GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                        VALUE
  ------------------------------------------------------
             CORPORATE BONDS--8.3%
             BANKING--0.4%
$  1,000,000 NationsBank Corp., 5.375%,
               4/15/2000                     $     967,900
                                             -------------
             BUSINESS EQUIPMENT &
               SERVICES--0.6%
   1,500,000 International Business
               Machines Corp., 6.375%,
               11/1/1997                         1,507,005
                                             -------------
             CONSUMER NON-DURABLES--0.8%
     889,000 Anheuser-Busch Cos., Inc.,
               6.90%, 10/1/2002                    890,849
   1,000,000 H. J. Heinz Co., 6.75%,
               10/15/1999                        1,008,380
                                             -------------
             Total                               1,899,229
                                             -------------
             FINANCIAL SERVICES--0.6%
   1,500,000 Ford Motor Credit Corp.,
               5.625%, 3/3/1997                  1,500,945
                                             -------------
             HEALTHCARE--0.4%
   1,000,000 Upjohn Co., 5.875%, 4/15/2000         982,310
                                             -------------
             PHARMACEUTICALS-HEALTH
               CARE--0.6%
   1,400,000 American Home Products Corp.,
               7.70%, 2/15/2000                  1,444,198
                                             -------------
             PRINTING & PUBLISHING--0.6%
   1,500,000 Gannett, Inc., 5.25%, 3/1/1998      1,491,735
                                             -------------
             RAW MATERIALS--0.5%
     889,000 Du Pont (E.I.) de Nemours &
               Co., 6.75%, 10/15/2002              892,823
     437,000 Du Pont (E.I.) de Nemours &
               Co., 9.15%, 4/15/2000               469,849
                                             -------------
             Total                               1,362,672
                                             -------------
             RETAIL TRADE--0.5%
   1,200,000 Wal-Mart, Inc., 5.50%,
               9/15/1997                         1,199,208
                                             -------------
             SHELTER--0.2%
     437,000 Kimberly Clark Corp., 9.125%,
               6/1/1997                            441,012
                                             -------------
             TECHNOLOGY SERVICES--0.2%
     437,000 Texas Instruments, Inc.,
               9.25%, 6/15/2003                    490,257
                                             -------------

(See Notes to Portfolios of Investments)

 PRINCIPAL
   AMOUNT                                        VALUE
  ------------------------------------------------------
             CORPORATE BONDS (continued)
             UTILITIES--2.9%
$  1,000,000 Alabama Power Co., 6.75%,
               2/1/2003                      $     984,720
   1,500,000 GTE California, Inc., 6.25%,
               1/15/1998                         1,505,250
   1,500,000 New England Telephone &
               Telegraph Co., 6.25%,
               12/15/1997                        1,506,135
   1,500,000 Northern States Power Co.,
               5.50%, 2/1/1999                   1,478,385
   1,000,000 Pacific Gas & Electric Co.,
               6.25%, 3/1/2004                     964,950
   1,000,000 Southern California Edison
               Co., 5.625%, 10/1/2002              945,640
                                             -------------
             Total                               7,385,080
                                             -------------
             TOTAL CORPORATE BONDS
               (identified cost
               $20,560,015)                     20,671,551
                                             -------------
             GOVERNMENT AGENCIES--0.8%
             FEDERAL HOME LOAN BANK--0.8%
   2,000,000 6.790%, 2/5/2002 (identified
               cost $2,000,000)                  1,998,780
                                             -------------
             U.S. TREASURY
               OBLIGATIONS--78.2%
             TREASURY BONDS--20.8%
  10,000,000 6.875%, 8/15/2025                   9,975,900
   9,000,000 7.125%, 2/15/2023                   9,211,680
   7,000,000 7.25%, 8/15/2022                    7,264,810
   7,000,000 7.500%, 11/15/2016                  7,448,770
  10,000,000 7.50%, 5/15/2002                   10,485,600
   7,000,000 7.625%, 11/15/2022                  7,579,040
                                             -------------
             Total                              51,965,800
                                             -------------
             TREASURY NOTES--57.4%
   8,000,000 5.75%, 10/31/2000                   7,860,160
  10,000,000 5.75%, 8/15/2003                    9,636,300
   9,000,000 5.75%, 9/30/1997                    9,014,130
  10,000,000 5.875%, 11/15/2005                  9,552,200
   8,000,000 5.875%, 2/15/2004                   7,733,760
  10,000,000 5.875%, 7/31/1997                  10,021,700
   9,000,000 6.125%, 5/15/1998                   9,033,210
  10,000,000 6.125%, 7/31/2000                   9,958,600
   9,000,000 6.50%, 8/15/2005                    8,971,740
   5,000,000 7.00%, 7/15/2006                    5,142,400
   9,000,000 7.125%, 10/15/1998                  9,159,120
  10,000,000 7.50%, 10/31/1999                  10,318,400



DG GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                        VALUE
  ------------------------------------------------------
             U.S. TREASURY OBLIGATIONS
               (continued)
             TREASURY NOTES (continued)
$ 10,000,000 7.75%, 1/31/2000                $  10,405,700
   9,000,000 7.75%, 2/15/2001                    9,445,950
   7,000,000 7.875%, 8/15/2001                   7,403,760
   9,000,000 8.00%, 5/15/2001                    9,544,410
                                             -------------
             Total                             143,201,540
                                             -------------
             TOTAL U.S. TREASURY
               OBLIGATIONS (identified cost
               $196,620,725)                   195,167,340
                                             -------------

 PRINCIPAL
   AMOUNT                                        VALUE
  ------------------------------------------------------
             (A) REPURCHASE AGREEMENT--11.6%
$ 29,054,000 Cantor Fitzgerald, 5.34%,
               dated 2/28/1997, due
               3/3/1997 (at amortized cost)  $  29,054,000
                                             -------------
             TOTAL INVESTMENTS (identified
               cost $248,234,740)            $ 246,891,671
                                               ===========


(See Notes to Portfolios of Investments)


DG MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

 PRINCIPAL                               CREDIT
  AMOUNT                                RATING*       VALUE
    ------------------------------------------------------
            LONG-TERM MUNICIPAL
             SECURITIES--94.3%
            ALABAMA--3.3%
$   500,000 Huntsville, AL, GO LT
             Warrants (Series A), 6.00%
             (Original Issue Yield:
             6.325%), 11/1/2012            AA      $    522,275
  1,000,000 Jefferson County, AL, Sewer
             Revenue Bonds, 6.00%
             (Original Issue Yield:
             6.30%), 9/1/2013             AA-         1,030,720
                                                   ------------
            Total                                     1,552,995
                                                   ------------
            ARIZONA--2.1%
  1,000,000 Phoenix, AZ, GO UT
             Refunding Bonds (Series
             C), 4.90% (Original Issue
             Yield: 5.00%), 7/1/2008      AA+           989,230
                                                   ------------
            CALIFORNIA--2.3%
  1,000,000 California State, GO UT
             Public Improvement Bonds,
             5.75%, 5/1/2007               A+         1,058,720
                                                   ------------
            CONNECTICUT--2.3%
  1,000,000 Connecticut State, GO UT
             Public Improvement Bonds
             (Series C), 5.80%,
             8/15/2008                    AA-         1,055,010
                                                   ------------
            FLORIDA--8.5%
  1,000,000 Broward County, FL School
             District, GO UT Refunding
             Bonds, 5.60% (Original
             Issue Yield: 5.80%),
             2/15/2007                    AA-         1,045,340
  1,000,000 Florida State Board of
             Education Administration,
             GO UT Refunding Bonds
             (Series (D), 5.00%
             (Original Issue Yield:
             5.15%), 6/1/2015              AA           947,730
  1,000,000 Jacksonville, FL Electric
             Authority, Refunding
             Revenue Bonds (Issue 2-
             Series 8), 5.50% (St.
             John's River)/(Original
             Issue Yield: 5.582%),
             10/1/2013                     AA           992,960

 PRINCIPAL                               CREDIT
  AMOUNT                                RATING*       VALUE
    ------------------------------------------------------
            LONG-TERM MUNICIPAL
             SECURITIES (continued)
            FLORIDA--CONTINUED
$ 1,000,000 St. Petersburg, FL Public
             Utility, Water & Sewer
             Revenue Bonds, 5.50%,
             10/1/2009                    AA-      $  1,023,650
                                                   ------------
            Total                                     4,009,680
                                                   ------------
            HAWAII--3.3%
    500,000 Hawaii State, GO UT Bonds
             (Series CB), 5.75%
             (Original Issue Yield:
             5.95%), 1/1/2008              AA           532,130
  1,000,000 Honolulu, HI City & County,
             GO UT Improvement
             Refunding Bonds (Series
             B), 5.50% (Original Issue
             Yield: 5.70%), 10/1/2011      AA         1,023,670
                                                   ------------
            Total                                     1,555,800
                                                   ------------
            ILLINOIS--3.3%
  1,000,000 Illinois State, GO UT
             Bonds, 5.60% (Original
             Issue Yield: 5.65%),
             4/1/2008                     AA-         1,029,950
    500,000 Illinois State, GO UT
             Refunding Bonds, 5.875%
             (Original Issue Yield:
             6.05%), 6/1/2011             AA-           511,200
                                                   ------------
            Total                                     1,541,150
                                                   ------------
            INDIANA--1.1%
    500,000 Indianapolis, IN, Local
             Public Improvement Revenue
             Bonds, 6.00% (Original
             Issue Yield: 6.40%),
             7/1/2010                     AA-           521,770
                                                   ------------
            KENTUCKY--2.1%
  1,000,000 Kentucky State Property &
             Buildings Commission,
             (Project No. 55) Refunding
             Revenue Bonds, 5.00%
             (Original Issue Yield:
             5.20%), 9/1/2009              A+           984,030
                                                   ------------


(See Notes to Portfolios of Investments)


DG MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL                               CREDIT
  AMOUNT                                RATING*       VALUE
    ------------------------------------------------------
            LONG-TERM MUNICIPAL
             SECURITIES (continued)
            LOUISIANA--1.1%
$   500,000 Louisiana PFA, Hospital
             Refunding Revenue Bonds
             (Series C), 6.05% Our Lady
             of Lake Regional)/(MBIA
             INS)/(Original Issue
             Yield: 6.15%), 12/1/2008     AAA      $    524,200
                                                   ------------
            MARYLAND--2.2%
  1,000,000 Maryland State, GO UT Bonds
             (Series BB), 5.50%,
             6/1/2009                     AAA         1,037,760
                                                   ------------
            MASSACHUSETTS--3.3%
    450,000 Commonwealth of
             Massachusetts, GO UT Bonds
             (Series A), 6.00% (CGIC
             LOC)/(Original Issue
             Yield: 7.618%), 6/1/2011     AAA           477,914
  1,000,000 Commonwealth of
             Massachusetts, GO UT
             Refunding Revenue Bonds
             (Series A), 6.25%,
             7/1/2003                     AAA         1,088,360
                                                   ------------
            Total                                     1,566,274
                                                   ------------
            MINNESOTA--2.1%
  1,000,000 Minnesota State, GO UT,
             5.00% (Original Issue
             Yield: 5.15%), 11/1/2008     AA+           999,490
                                                   ------------
            MISSISSIPPI--13.3%
  1,000,000 Hinds County, MS, GO UT
             Refunding Bonds, 5.50%
             (MBIA INS)/(Original Issue
             Yield: 5.75%), 3/1/2008      AAA         1,040,640
  1,125,000 Jackson, MS, GO UT
             Refunding Bonds (Series
             A), 5.85% (MBIA INS),
             5/1/2006                     AAA         1,174,342
  1,000,000 Madison County, MS School
             District, GO UT Refunding
             Bonds, 5.10% (AMBAC
             INS)/(Original Issue
             Yield: 5.10%), 6/1/2008      AAA         1,000,040

 PRINCIPAL                               CREDIT
  AMOUNT                                RATING*       VALUE
    ------------------------------------------------------
            LONG-TERM MUNICIPAL
             SECURITIES (continued)
            MISSISSIPPI continued
$ 1,000,000 Mississippi Hospital
             Equipment & Facilities
             Authority, Refunding
             Revenue Bonds, 5.50%
             (North Mississippi Health
             Services-1)/(AMBAC
             INS)/(Original Issue
             Yield: 5.93%), 5/15/2009     AAA      $  1,013,760
  1,000,000 Mississippi State, GO UT
             Bonds, 5.125% (Original
             Issue Yield: 5.30%),
             12/1/2011                     AA           987,590
  1,000,000 Tupelo, MS Public School
             District, GO UT Refunding
             Bonds, 5.00% (AMBAC
             INS)/(Original Issue
             Yield: 5.10%), 12/1/2007     AAA         1,002,030
                                                   ------------
            Total                                     6,218,402
                                                   ------------
            MISSOURI--2.1%
  1,000,000 Missouri State, Water
             Pollution Control
             Refunding Bonds (Series
             B), 5.00% (Original Issue
             Yield: 5.60%), 8/1/2010      AAA           992,720
                                                   ------------
            MONTANA--2.1%
  1,000,000 Montana State, GO UT Bonds
             (Series A), 4.875% (Long
             Range Building
             Program)/(Original Issue
             Yield: 4.95%), 8/1/2009      AA-           989,860
                                                   ------------
            NEVADA--3.2%
    500,000 Las Vegas Valley, NV Water
             District, GO LT Refunding
             Revenue Bonds, 5.75% (MBIA
             INS)/ (Original Issue
             Yield: 5.90%), 9/1/2008      AAA           514,350
  1,000,000 Nevada State, (Project R-5)
             GO LT Bonds (Series A),
             4.90% (Original Issue
             Yield: 5.00%), 11/1/2007      AA           996,070
                                                   ------------
            Total                                     1,510,420
                                                   ------------
            NEW JERSEY--1.1%
    500,000 New Jersey State, GO UT
             Refunding Bonds (Series
             D), 5.90% (Original Issue
             Yield: 6.05%), 2/15/2008     AA+           530,975
                                                   ------------


(See Notes to Portfolios of Investments)


DG MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL                               CREDIT
  AMOUNT                                RATING*       VALUE
    ------------------------------------------------------
            LONG-TERM MUNICIPAL
             SECURITIES (continued)
            NEW YORK--2.2%
$ 1,000,000 New York State, GO UT
             Bonds, 5.50% (Original
             Issue Yield: 5.55%),
             7/15/2011                     A-      $  1,007,510
                                                   ------------
            NORTH DAKOTA--1.1%
    500,000 North Dakota State Building
             Authority, Lease Revenue
             Bonds (Series A), 6.00%
             (Original Issue Yield:
             6.05%), 6/1/2010             AAA           524,030
                                                   ------------
            OREGON--2.1%
  1,000,000 Portland, OR, GO UT
             Refunding Revenue Bonds,
             4.90% (Original Issue
             Yield: 5.00%), 10/1/2007      NR         1,003,250
                                                   ------------
            RHODE ISLAND--1.1%
    500,000 Providence, RI, GO UT
             Bonds, 5.90% (MBIA
             INS)/(Original Issue
             Yield: 6.05%), 1/15/2009     AAA           523,970
                                                   ------------
            TENNESSEE--2.2%
  1,000,000 Memphis, TN, GO UT
             Refunding Bonds, 4.90%
             (Original Issue Yield:
             5.05%), 8/1/2006              AA         1,007,100
                                                   ------------
            TEXAS--8.8%
    500,000 Corpus Christi, TX, GO UT
             Refunding Bonds, 6.00%
             (FGIC INS)/(Original Issue
             Yield: 6.15%), 3/1/2010      AAA           521,590
    500,000 El Paso, TX Independent
             School District, GO UT
             Refunding Bonds (Series
             A), 5.75% (PSFG
             INS)/(Original Issue
             Yield: 6.15%), 7/1/2007      AAA           519,605
    500,000 Harris County, TX Flood
             Control District, GO LT
             Bonds (Series B), 6.20%
             (Original Issue Yield:
             6.25%), 10/1/2002 (@100)      AA           542,175
  1,000,000 Houston, TX Independent
             School District, GO UT
             Refunding Bonds, 5.50%
             (PSFG INS)/(Original Issue
             Yield: 5.55%), 8/15/2008     AAA         1,021,490

 PRINCIPAL                               CREDIT
  AMOUNT                                RATING*       VALUE
    ------------------------------------------------------
            LONG-TERM MUNICIPAL
             SECURITIES (continued)
            TEXAS (continued)
$   500,000 Texas State Public Finance
             Authority, GO UT Refunding
             Bonds (Series A), 5.90%
             (Original Issue Yield:
             6.00%), 10/1/2011             AA      $    520,205
  1,000,000 Texas State, GO UT Water
             Development Bonds, 5.20%
             (Original Issue Yield:
             5.25%), 8/1/2010              AA           997,090
                                                   ------------
            Total                                     4,122,155
                                                   ------------
            VIRGINIA--3.3%
  1,000,000 Fairfax County, VA, GO UT
             Bonds (Series A), 5.50%
             (Original Issue Yield:
             5.70%), 6/1/2008             AAA         1,032,190
    500,000 Virginia State
             Transportation Board,
             Refunding Revenue Bonds,
             6.00% (Original Issue
             Yield: 6.45%), 4/1/2010       AA           517,900
                                                   ------------
            Total                                     1,550,090
                                                   ------------
            WASHINGTON--10.3%
  1,500,000 King County, WA Library
             System, UT GO Bonds,
             6.15%, 12/1/2010             AA-         1,588,395
    500,000 King County, WA, GO UT
             Refunding Bonds (Series
             A), 6.00%, 12/1/2010         AA+           522,645
    500,000 Port of Seattle, WA,
             Revenue Bonds, 6.25%
             (Original Issue Yield:
             6.566%), 11/1/2010           AA-           520,795
    650,000 Tacoma, WA Electric System,
             Refunding Revenue Bonds,
             6.25% (AMBAC
             INS)/(Original Issue
             Yield: 6.60%), 1/1/2011      AAA           686,329
    500,000 Washington State, GO LT
             Refunding Revenue Bonds
             (Series R92-B), 6.25%
             (Original Issue Yield:
             6.80%), 9/1/2009              AA           525,460
  1,000,000 Washington State, GO UT
             Refunding Bonds (Series
             R-96B), 5.00% (Original
             Issue Yield: 5.45%),
             7/1/2010                      AA           977,570
                                                   ------------
            Total                                     4,821,194
                                                   ------------


(See Notes to Portfolios of Investments)


DG MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL                               CREDIT
  AMOUNT                                RATING*       VALUE
    ------------------------------------------------------
            LONG-TERM MUNICIPAL
             SECURITIES (continued)
            WISCONSIN--4.4%
$   500,000 Green Bay, WI Area Public
             School District, GO UT
             Bonds (Series F), 6.00%
             (Original Issue Yield:
             6.10%), 4/1/2010              NR      $    530,115
    500,000 Wisconsin State, GO UT
             Bonds (Series A), 6.30%
             (Original Issue Yield:
             6.60%), 5/1/2012              AA           542,180
  1,000,000 Wisconsin State, GO UT
             Bonds (Series C), 5.25%
             (Original Issue Yield:
             5.45%), 5/1/2011              AA           997,450

 PRINCIPAL                               CREDIT
  AMOUNT                                RATING*       VALUE
    ------------------------------------------------------
                                                   ------------
            Total                                  $  2,069,745
                                                   ------------
            TOTAL LONG-TERM MUNICIPAL
             SECURITIES (identified
             cost $43,080,804)                       44,267,530
                                                   =============

                                         CREDIT
  SHARES                                RATING*       VALUE
    ------------------------------------------------------
            MUTUAL FUND SHARES--2.5%
  1,152,558 Dreyfus Tax Exempt Cash
             Management (at net asset
             value)                        --         1,152,558
                                                   ------------
            TOTAL INVESTMENTS
             (identified cost
             $44,233,362)                          $ 45,420,088
                                                   =============


(See Notes to Portfolios of Investments)


DG U.S. GOVERNMENT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                        VALUE
  ------------------------------------------------------
             U.S. TREASURY OBLIGATIONS--72.4%
             U.S. TREASURY BILLS--61.4%
$ 10,000,000 3/13/1997                       $   9,983,283
  10,000,000 3/20/1997                           9,973,558
  10,000,000 4/10/1997                           9,944,167
  10,000,000 4/17/1997                           9,934,135
  10,000,000 4/24/1997                           9,924,625
  10,000,000 5/1/1997                            9,915,447
  10,000,000 5/8/1997                            9,905,933
  10,000,000 5/22/1997                           9,884,858
  10,000,000 5/29/1997                           9,874,906
  10,000,000 6/5/1997                            9,864,800
  10,000,000 6/12/1997                           9,854,942
  10,000,000 6/19/1997                           9,847,833
  10,000,000 6/26/1997                           9,837,521
  10,000,000 7/3/1997                            9,828,983
  10,000,000 7/10/1997                           9,820,057
  10,000,000 7/17/1997                           9,806,800
  10,000,000 7/24/1997                           9,795,792
                                             -------------
             Total                             167,997,640
                                             -------------

 PRINCIPAL
   AMOUNT                                        VALUE
  ------------------------------------------------------
             U.S. TREASURY NOTES--11.0%
$ 10,000,000 6.500%, 5/15/1997               $  10,024,127
  10,000,000 6.625%, 3/31/1997                  10,011,102
  10,000,000 6.875%, 3/31/1997                  10,012,363
                                             -------------
             Total                              30,047,592
                                             -------------
             TOTAL U.S. TREASURY
               OBLIGATIONS                     198,045,232
                                             -------------
             (A) REPURCHASE AGREEMENTS--27.6%
  40,000,000 Cantor Fitzgerald Securities,
               5.340%, dated 2/28/1997, due
               3/3/1997                         40,000,000
  35,576,900 HSBC Securities, Inc., 5.300%,
               dated 2/28/1997, due
               3/3/1997                         35,576,900
                                             -------------
             TOTAL REPURCHASE AGREEMENTS        75,576,900
                                             -------------
             TOTAL INVESTMENTS
               (at amortized cost)           $ 273,622,132
                                               ===========


(See Notes to Portfolios of Investments)


NOTES TO PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------

(a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(b) Non-income producing security.

(*) Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

The following acronyms are used throughout the portfolios:

AMBAC   --American Municipal Bond Assurance Corporation
CGIC    --Capital Guaranty Insurance Corporation
FGIC    --Financial Guaranty Insurance Company
GO      --General Obligation
INS     --Insured
LOC     --Letter of Credit
LT      --Limited Tax
MBIA    --Municipal Bond Investors Assurance
PCR     --Pollution Control Revenue
PFA     --Public Facility Authority
PRF     --Prerefunded
PSFG    --Permanent School Fund Guarantee
UT      --Unlimited Tax

  ------------------------------------------------------------------------------------------------------------------

                                      COST OF             NET
                                  INVESTMENTS FOR     UNREALIZED         GROSS          GROSS
                                    FEDERAL TAX      APPRECIATION     UNREALIZED      UNREALIZED         TOTAL NET
      DG INVESTOR SERIES             PURPOSES        (DEPRECIATION)  APPRECIATION    DEPRECIATION        ASSETS**
------------------------------------------------------------------------------------------------------------------
  Equity Fund                     $   318,427,891    $ 171,265,156   $ 177,348,434    $6,083,278       $ 490,391,901
  Opportunity Fund                     70,806,433        9,714,105      14,728,929     5,014,824          80,527,148
  Limited Term Fund                    83,281,477           70,346         470,785       400,439          84,385,427
  Government Income Fund              248,234,740      (1,343,069)       2,473,937     3,817,006         249,618,442
  Municipal Income Fund                44,233,362        1,186,726       1,250,386        63,660          46,927,926
  Money Market Fund                273,622,132***               --              --            --         273,452,926


** The categories of investments are shown as a percentage of net assets at
   February 28, 1997.
*** At amortized cost.

(See Notes which are an integral part of the Financial Statements)


DG INVESTOR SERIES

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

                                                                                                    DG LIMITED
                                                                                         DG            TERM
                                                                      DG EQUITY      OPPORTUNITY    GOVERNMENT
                                                                         FUND           FUND        INCOME FUND
                                                                     ------------    -----------    -----------
ASSETS:
------------------------------------------------------------------
Investments in repurchase agreements                                 $ 36,116,589    $7,133,000     $7,102,000
------------------------------------------------------------------
Investments in other securities                                       453,576,458    73,387,538     76,249,823
------------------------------------------------------------------    -----------    -----------    -----------
    Total investments in securities, at value                         489,693,047    80,520,538     83,351,823
------------------------------------------------------------------
Cash                                                                          200            --             --
------------------------------------------------------------------
Income receivable                                                         649,673         8,041      1,070,531
------------------------------------------------------------------
Receivable for investments sold                                                --            --             --
------------------------------------------------------------------
Receivable for shares sold                                                188,737        34,104             --
------------------------------------------------------------------
Deferred expenses                                                           5,506         1,271            473
------------------------------------------------------------------    -----------    -----------    -----------
    Total assets                                                      490,537,163    80,563,954     84,422,827
------------------------------------------------------------------    -----------    -----------    -----------
LIABILITIES:
------------------------------------------------------------------
Payable for shares redeemed                                               109,799         7,639         12,799
------------------------------------------------------------------
Income distribution payable                                                    --            --             --
------------------------------------------------------------------
Accrued expenses                                                           35,463        29,167         24,601
------------------------------------------------------------------    -----------    -----------    -----------
    Total liabilities                                                     145,262        36,806         37,400
------------------------------------------------------------------    -----------    -----------    -----------
NET ASSETS CONSIST OF:
------------------------------------------------------------------
Paid in capital                                                       318,556,876    71,063,479     87,809,218
------------------------------------------------------------------
Net unrealized appreciation of investments                            171,265,156     9,714,605         70,346
------------------------------------------------------------------
Accumulated net realized gain (loss) on investments                        15,884      (250,936)    (3,529,690)
------------------------------------------------------------------
Undistributed net investment income                                       553,985            --         35,553
------------------------------------------------------------------    -----------    -----------    -----------
    Total Net Assets                                                 $490,391,901    $80,527,148    $84,385,427
------------------------------------------------------------------    -----------    -----------    -----------
NET ASSET VALUE PER SHARE, and Redemption Proceeds Per Share (net
assets / shares outstanding)                                         $      16.68    $    13.53     $     9.71
------------------------------------------------------------------    -----------    -----------    -----------
Offering Price Per Share***                                          $      17.28*   $    14.02 *   $     9.91 **
------------------------------------------------------------------    -----------    -----------    -----------
Shares Outstanding                                                     29,394,313     5,951,609      8,689,448
------------------------------------------------------------------    -----------    -----------    -----------
Investments, at identified cost                                      $318,427,891    $70,805,933    $83,281,477
------------------------------------------------------------------    -----------    -----------    -----------
Investments, at tax cost                                             $318,427,891    $70,806,433    $83,281,477
------------------------------------------------------------------    -----------    -----------    -----------


  * Computation of offering price: 100/96.5 of net asset value.

 ** Computation of offering price: 100/98.0 of net asset value.

*** See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


DG INVESTOR SERIES

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

                                                                                                      DG U.S.
                                                                                         DG          GOVERNMENT
                                                                          DG          MUNICIPAL        MONEY
                                                                      GOVERNMENT       INCOME          MARKET
                                                                     INCOME FUND        FUND            FUND
                                                                     ------------    -----------    ------------
ASSETS:
------------------------------------------------------------------
Investments in repurchase agreements                                 $29,054,000     $        --    $75,576,900
------------------------------------------------------------------
Investments in other securities                                      217,837,671      45,420,088    198,045,232
------------------------------------------------------------------   ------------     ----------    ------------
    Total investments in securities, at value                        246,891,671      45,420,088    273,622,132
------------------------------------------------------------------
Cash                                                                          --              --             --
------------------------------------------------------------------
Income receivable                                                      2,715,430         660,496        765,275
------------------------------------------------------------------
Receivable for investments sold                                               --         992,875             --
------------------------------------------------------------------
Receivable for shares sold                                                90,854              --             --
------------------------------------------------------------------
Deferred expenses                                                          3,766             435          2,418
------------------------------------------------------------------   ------------     ----------    ------------
    Total assets                                                     249,701,721      47,073,894    274,389,825
------------------------------------------------------------------   ------------     ----------    ------------
LIABILITIES:
------------------------------------------------------------------
Payable for shares redeemed                                               49,040         116,720          7,588
------------------------------------------------------------------
Income distribution payable                                                   --              --        901,557
------------------------------------------------------------------
Accrued expenses                                                          34,239          29,248         27,754
------------------------------------------------------------------   ------------     ----------    ------------
    Total liabilities                                                     83,279         145,968        936,899
------------------------------------------------------------------   ------------     ----------    ------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------
Paid in capital                                                      252,978,362      45,525,103    273,452,926
------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (1,343,069)      1,186,726             --
------------------------------------------------------------------
Accumulated net realized gain (loss) on investments                   (2,062,645)        104,977             --
------------------------------------------------------------------
Undistributed net investment income                                       45,794         111,120             --
------------------------------------------------------------------   ------------     ----------    ------------
    Total Net Assets                                                 $249,618,442    $46,927,926    $273,452,926
------------------------------------------------------------------   ------------     ----------    ------------
NET ASSET VALUE PER SHARE, and Redemption Proceeds Per Share (net
assets / shares outstanding)                                         $      9.69     $     10.59    $      1.00
------------------------------------------------------------------   ------------     ----------    ------------
Offering Price Per Share**                                           $      9.89 *   $     10.81*   $      1.00
------------------------------------------------------------------   ------------     ----------    ------------
Shares Outstanding                                                    25,761,234       4,433,345    273,452,926
------------------------------------------------------------------   ------------     ----------    ------------
Investments, at identified cost                                      $248,234,740    $44,233,362    $273,622,132
------------------------------------------------------------------   ------------     ----------    ------------
Investments, at tax cost                                             $248,234,740    $44,233,362    $273,622,132
------------------------------------------------------------------   ------------     ----------    ------------


 * Computation of offering price: 100/98.0 of net asset value.

** See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


DG INVESTOR SERIES

STATEMENTS OF OPERATIONS
YEAR ENDED FEBRUARY 28, 1997
--------------------------------------------------------------------------------

                                                                                                    DG LIMITED
                                                                                         DG            TERM
                                                                       DG EQUITY     OPPORTUNITY    GOVERNMENT
                                                                         FUND           FUND        INCOME FUND
                                                                      -----------    -----------    -----------
INVESTMENT INCOME:
-------------------------------------------------------------------
Dividends                                                             $ 6,283,804    $  234,802     $       --
-------------------------------------------------------------------
Interest                                                                1,755,374       418,540      5,339,716
-------------------------------------------------------------------    ----------    -----------    -----------
    Total income                                                        8,039,178       653,342      5,339,716
-------------------------------------------------------------------    ----------    -----------    -----------
EXPENSES:
-------------------------------------------------------------------
Investment advisory fee                                                 3,213,522       684,142        527,974
-------------------------------------------------------------------
Administrative personnel and services fee                                 467,226       100,000         96,156
-------------------------------------------------------------------
Custodian fees                                                             58,229        23,801         18,237
-------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                   59,314        43,753         31,723
-------------------------------------------------------------------
Directors'/Trustees' fees                                                   5,513         2,920          4,729
-------------------------------------------------------------------
Auditing fees                                                              12,252        13,083         12,252
-------------------------------------------------------------------
Legal fees                                                                  2,191         1,480          2,001
-------------------------------------------------------------------
Portfolio accounting fees                                                  85,171        44,796         45,829
-------------------------------------------------------------------
Share registration costs                                                   33,551        17,460         17,995
-------------------------------------------------------------------
Printing and postage                                                        3,656         4,944          4,662
-------------------------------------------------------------------
Insurance premiums                                                          4,400           455          2,768
-------------------------------------------------------------------
Miscellaneous                                                              11,027         1,482          9,113
-------------------------------------------------------------------    ----------    -----------    -----------
    Total expenses                                                      3,956,052       938,316        773,439
-------------------------------------------------------------------
WAIVERS--
-------------------------------------------------------------------
Waiver of investment advisory fee                                              --      (115,580)      (175,992)
-------------------------------------------------------------------
Waiver of administrative personnel and services fee                            --            --             --
-------------------------------------------------------------------    ----------    -----------    -----------
    Total waivers                                                              --      (115,580)      (175,992)
-------------------------------------------------------------------    ----------    -----------    -----------
        Net expenses                                                    3,956,052       822,736        597,447
-------------------------------------------------------------------    ----------    -----------    -----------
            Net investment income (loss)                                4,083,126      (169,394)     4,742,269
-------------------------------------------------------------------    ----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
-------------------------------------------------------------------
Net realized gain (loss) on investments                                10,108,185     5,530,831     (1,008,150)
-------------------------------------------------------------------
Change in unrealized appreciation (depreciation) of investments        63,747,215     1,007,879        293,452
-------------------------------------------------------------------    ----------    -----------    -----------
    Net realized and unrealized gain (loss) on investments             73,855,400     6,538,710       (714,698)
-------------------------------------------------------------------    ----------    -----------    -----------
        Change in net assets resulting from operations                $77,938,526    $6,369,316     $4,027,571
-------------------------------------------------------------------    ----------    -----------    -----------


(See Notes which are an integral part of the Financial Statements)


DG INVESTOR SERIES

STATEMENTS OF OPERATIONS
YEAR ENDED FEBRUARY 28, 1997
--------------------------------------------------------------------------------

                                                                                         DG          DG U.S.
                                                                          DG         MUNICIPAL     GOVERNMENT
                                                                      GOVERNMENT       INCOME         MONEY
                                                                      INCOME FUND       FUND       MARKET FUND
                                                                      -----------    ----------    -----------
INVESTMENT INCOME:
-------------------------------------------------------------------
Dividends                                                             $       --     $       --    $       --
-------------------------------------------------------------------
Interest                                                              14,877,668      2,508,540    11,924,422
-------------------------------------------------------------------   -----------     ---------    -----------
    Total income                                                      14,877,668      2,508,540    11,924,422
-------------------------------------------------------------------   -----------     ---------    -----------
EXPENSES:
-------------------------------------------------------------------
Investment advisory fee                                                1,369,096        279,232     1,138,567
-------------------------------------------------------------------
Administrative personnel and services fee                                248,963        100,000       248,304
-------------------------------------------------------------------
Custodian fees                                                            26,537         25,603        36,024
-------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                  43,173         30,773        45,617
-------------------------------------------------------------------
Directors'/Trustees' fees                                                  5,693          3,084         3,613
-------------------------------------------------------------------
Auditing fees                                                             12,000         12,254        12,252
-------------------------------------------------------------------
Legal fees                                                                 1,590          1,975         2,001
-------------------------------------------------------------------
Portfolio accounting fees                                                 65,951         53,219        55,764
-------------------------------------------------------------------
Share registration costs                                                  43,000         16,610        33,651
-------------------------------------------------------------------
Printing and postage                                                       4,767          4,892         4,571
-------------------------------------------------------------------
Insurance premiums                                                         4,907          2,809         4,173
-------------------------------------------------------------------
Miscellaneous                                                              8,743          7,028        11,913
-------------------------------------------------------------------   -----------     ---------    -----------
    Total expenses                                                     1,834,420        537,479     1,596,450
-------------------------------------------------------------------
WAIVERS--
-------------------------------------------------------------------
Waiver of investment advisory fees                                      (228,183)      (162,886)     (455,427)
-------------------------------------------------------------------
Waiver of administrative personnel and services fee                           --        (49,179)           --
-------------------------------------------------------------------   -----------     ---------    -----------
    Total waivers                                                       (228,183)      (212,065)     (455,427)
-------------------------------------------------------------------   -----------     ---------    -----------
        Net expenses                                                   1,606,237        325,414     1,141,023
-------------------------------------------------------------------   -----------     ---------    -----------
            Net investment income                                     13,271,431      2,183,126    10,783,399
-------------------------------------------------------------------   -----------     ---------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
-------------------------------------------------------------------
Net realized gain (loss) on investments                               (1,412,964)       116,120            --
-------------------------------------------------------------------
Change in unrealized appreciation (depreciation) of investments       (2,801,515)      (430,649)           --
-------------------------------------------------------------------   -----------     ---------    -----------
    Net realized and unrealized gain (loss) on investments            (4,214,479)      (314,529)           --
-------------------------------------------------------------------   -----------     ---------    -----------
        Change in net assets resulting from operations                $9,056,952     $1,868,597    $10,783,399
-------------------------------------------------------------------   -----------     ---------    -----------


(See Notes which are an integral part of the Financial Statements)


DG INVESTOR SERIES

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    DG                              DG
                                                               EQUITY FUND                   OPPORTUNITY FUND
                                                       ----------------------------    ----------------------------
                                                           YEAR            YEAR            YEAR            YEAR
                                                          ENDED           ENDED           ENDED           ENDED
                                                       FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,    FEBRUARY 29,
                                                           1997            1996            1997            1996
                                                       ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------
OPERATIONS--
----------------------------------------------------
Net investment income (loss)                           $ 4,083,126     $ 4,256,188     $  (169,394)    $       141
----------------------------------------------------
Net realized gain on investment transactions            10,108,185      13,664,210       5,530,831       4,440,660
----------------------------------------------------
Net change in unrealized appreciation (depreciation)
of investments                                          63,747,215      81,182,937       1,007,879       7,971,651
----------------------------------------------------   ------------    ------------    ------------    ------------
    Change in net assets resulting from operations      77,938,526      99,103,335       6,369,316      12,412,452
----------------------------------------------------   ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------------
Distributions from net investment income                (3,964,723)     (4,438,344)             --              --
----------------------------------------------------
Distributions from net realized gain on investments    (10,093,485)    (13,575,996)     (4,554,267)     (5,952,830)
----------------------------------------------------   ------------    ------------    ------------    ------------
    Change in net assets resulting from
    distributions to shareholders                      (14,058,208)    (18,014,340)     (4,554,267)     (5,952,830)
----------------------------------------------------   ------------    ------------    ------------    ------------
SHARE TRANSACTIONS--
----------------------------------------------------
Proceeds from sale of shares                           102,599,959     129,890,889      35,538,237      19,841,733
----------------------------------------------------
Net asset value of shares issued to shareholders in
payment of distributions declared                        8,350,813      10,503,917       3,267,077       4,248,370
----------------------------------------------------
Cost of shares redeemed                                (69,584,226)    (96,336,688)    (13,570,540)    (13,735,953)
----------------------------------------------------   ------------    ------------    ------------    ------------
    Change in net assets from share transactions        41,366,546      44,058,118      25,234,774      10,354,150
----------------------------------------------------   ------------    ------------    ------------    ------------
        Change in net assets                           105,246,864     125,147,113      27,049,823      16,813,772
----------------------------------------------------
NET ASSETS:
----------------------------------------------------
Beginning of period                                    385,145,037     259,997,924      53,477,325      36,663,553
----------------------------------------------------   ------------    ------------    ------------    ------------
End of period                                          $490,391,901    $385,145,037    $80,527,148     $53,477,325
----------------------------------------------------   ------------    ------------    ------------    ------------
Undistributed net investment income included in net
assets at end of period                                $   553,985     $   435,582     $        --     $       239
----------------------------------------------------   ------------    ------------    ------------    ------------
Net realized gain as computed for federal tax
purposes                                               $10,108,185     $13,575,513     $ 4,663,970     $ 5,471,469
----------------------------------------------------   ------------    ------------    ------------    ------------


(See Notes which are an integral part of the Financial Statements)


DG INVESTOR SERIES

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            DG LIMITED TERM                        DG
                                                         GOVERNMENT INCOME FUND          GOVERNMENT INCOME FUND
                                                      ----------------------------    -----------------------------
                                                          YEAR            YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED            ENDED
                                                      FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,    FEBRUARY 29,
                                                          1997            1996            1997            1996
                                                      ------------    ------------    ------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------
OPERATIONS--
---------------------------------------------------
Net investment income                                 $ 4,742,269     $ 5,278,987     $13,271,431     $   8,933,122
---------------------------------------------------
Net realized gain (loss) on investment transactions    (1,008,150)       (677,996)     (1,412,964)        1,713,476
---------------------------------------------------
Net change in unrealized appreciation
(depreciation) of investments                             293,452       2,272,579      (2,801,515)        4,322,771
---------------------------------------------------   ------------    ------------    ------------     ------------
    Change in net assets resulting from operations      4,027,571       6,873,570       9,056,952        14,969,369
---------------------------------------------------   ------------    ------------    ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS--
---------------------------------------------------
Distributions from net investment income               (4,818,533)     (5,261,106)    (13,349,136)       (8,982,698)
---------------------------------------------------
Distributions from net realized gain on investments            --              --              --                --
---------------------------------------------------   ------------    ------------    ------------     ------------
    Change in net assets resulting from
    distributions to shareholders                      (4,818,533)     (5,261,106)    (13,349,136)       (8,982,698)
---------------------------------------------------   ------------    ------------    ------------     ------------
SHARE TRANSACTIONS--
---------------------------------------------------
Proceeds from sale of shares                           28,760,569      26,209,467     113,591,135       153,671,801
---------------------------------------------------
Net asset value of shares issued to shareholders in
payment of distributions declared                       2,038,161       2,236,332       5,048,640         2,976,364
---------------------------------------------------
Cost of shares redeemed                               (38,897,952)    (32,999,086)    (48,955,255)     (146,722,215)
---------------------------------------------------   ------------    ------------    ------------     ------------
    Change in net assets from share transactions       (8,099,222)     (4,553,287)     69,684,520         9,925,950
---------------------------------------------------   ------------    ------------    ------------     ------------
        Change in net assets                           (8,890,184)     (2,940,823)     65,392,336        15,912,621
---------------------------------------------------
NET ASSETS:
---------------------------------------------------
Beginning of period                                    93,275,611      96,216,434     184,226,106       168,313,485
---------------------------------------------------   ------------    ------------    ------------     ------------
End of period                                         $84,385,427     $93,275,611     $249,618,442    $ 184,226,106
---------------------------------------------------   ------------    ------------    ------------     ------------
Undistributed net investment income included in net
assets at end of period                               $    35,553     $    56,525     $    45,794     $      62,896
---------------------------------------------------   ------------    ------------    ------------     ------------
Net realized loss as computed for federal tax
purposes                                              $  (758,580)    $(1,040,337)    $  (498,409)    $    (467,764)
---------------------------------------------------   ------------    ------------    ------------     ------------


(See Notes which are an integral part of the Financial Statements)


DG INVESTOR SERIES

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  DG                       DG U.S. GOVERNMENT
                                                        MUNICIPAL INCOME FUND              MONEY MARKET FUND
                                                     ----------------------------    ------------------------------
                                                         YEAR            YEAR            YEAR             YEAR
                                                        ENDED           ENDED            ENDED            ENDED
                                                     FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,     FEBRUARY 29,
                                                         1997            1996            1997             1996
                                                     ------------    ------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------
OPERATIONS--
--------------------------------------------------
Net investment income                                $ 2,183,126     $ 2,033,071     $  10,783,399    $  11,132,692
--------------------------------------------------
Net realized gain on investment transactions             116,120          36,102                --               --
--------------------------------------------------
Net change in unrealized appreciation
(depreciation) of investments                           (430,649)      2,105,078                --               --
--------------------------------------------------   ------------    ------------     ------------     ------------
    Change in net assets resulting from operations     1,868,597       4,174,251        10,783,399       11,132,692
--------------------------------------------------   ------------    ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------
Distributions from net investment income              (2,140,424)     (1,990,513)      (10,783,399)     (11,132,692)
--------------------------------------------------
Distributions from net realized gain on
  investments                                            (47,122)        (11,600)               --               --
--------------------------------------------------   ------------    ------------     ------------     ------------
    Change in net assets resulting from
    distributions to shareholders                     (2,187,546)     (2,002,113)      (10,783,399)     (11,132,692)
--------------------------------------------------   ------------    ------------     ------------     ------------
SHARE TRANSACTIONS--
--------------------------------------------------
Proceeds from sale of shares                          13,965,127      17,982,143       550,619,637      505,711,379
--------------------------------------------------
Net asset value of shares issued to shareholders
in payment of distributions declared                      34,266          25,625           167,230          114,789
--------------------------------------------------
Cost of shares redeemed                              (11,330,842)    (17,143,725)     (522,981,171)    (422,693,644)
--------------------------------------------------   ------------    ------------     ------------     ------------
    Change in net assets from share transactions       2,668,551         864,043        27,805,696       83,132,524
--------------------------------------------------   ------------    ------------     ------------     ------------
        Change in net assets                           2,349,602       3,036,181        27,805,696       83,132,524
--------------------------------------------------
NET ASSETS:
--------------------------------------------------
Beginning of period                                   44,578,324      41,542,143       245,647,230      162,514,706
--------------------------------------------------   ------------    ------------     ------------     ------------
End of period                                        $46,927,926     $44,578,324     $ 273,452,926    $ 245,647,230
--------------------------------------------------   ------------    ------------     ------------     ------------
Undistributed net investment income included in
net assets at end of period                          $   111,120     $    68,418                --               --
--------------------------------------------------   ------------    ------------     ------------     ------------
Net realized gain as computed for federal tax
purposes                                             $   116,120     $    36,102                --               --
--------------------------------------------------   ------------    ------------     ------------     ------------


(See Notes which are an integral part of the Financial Statements)


DG INVESTOR SERIES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                    NET
                                                 REALIZED                                                          DISTRIBUTIONS
                                                    AND                                          DISTRIBUTIONS     IN EXCESS OF
                  NET ASSET        NET          UNREALIZED         TOTAL        DISTRIBUTIONS      FROM NET             NET
  YEAR ENDED       VALUE,       INVESTMENT      GAIN/(LOSS)         FROM          FROM NET         REALIZED        REALIZED GAIN
FEBRUARY 28 OR    BEGINNING       INCOME            ON           INVESTMENT      INVESTMENT         GAIN ON             ON
      29,         OF PERIOD       (LOSS)        INVESTMENTS      OPERATIONS        INCOME         INVESTMENTS       INVESTMENTS
---------------  -----------   ------------    -------------    ------------    -------------    -------------    ---------------
EQUITY FUND
1993(a)            $ 10.00          0.12            0.52             0.64           (0.10)              --                --
1994               $ 10.54          0.14            0.38             0.52           (0.14)           (0.05)               --
1995               $ 10.87          0.16            0.71             0.87           (0.16)           (0.17)               --
1996               $ 11.41          0.16            3.63             3.79           (0.17)           (0.54)               --
1997               $ 14.49          0.14            2.54             2.68           (0.14)           (0.35)               --
OPPORTUNITY
 FUND
1995(b)            $ 10.00          0.02            1.17             1.19           (0.02)           (0.02)               --
1996               $ 11.15            --            3.30             3.30              --            (1.66)               --
1997               $ 12.79          (.03)           1.60             1.57              --            (0.83)               --
LIMITED TERM GOVERNMENT
 INCOME FUND
1993(a)            $ 10.00          0.36            0.07             0.43           (0.36)              --                --
1994               $ 10.07          0.52           (0.17)            0.35           (0.52)           (0.03)               --
1995               $  9.87          0.49           (0.23)            0.26           (0.48)              --                --
1996               $  9.65          0.54            0.15             0.69           (0.54)              --                --
1997               $  9.80          0.52           (0.08)            0.44           (0.53)              --                --
GOVERNMENT INCOME FUND
1993(a)            $ 10.00          0.37            0.25             0.62           (0.37)              --                --
1994               $ 10.25          0.55           (0.09)            0.46           (0.55)           (0.25)            (0.01)(h)
1995               $  9.90          0.54           (0.44)            0.10           (0.53)              --                --
1996               $  9.47          0.58            0.41             0.99           (0.59)              --                --
1997               $  9.87          0.57           (0.18)            0.39           (0.57)              --                --
MUNICIPAL
 INCOME FUND
1993(c)            $ 10.00          0.07            0.49             0.56           (0.05)              --                --
1994               $ 10.51          0.48            0.08             0.56           (0.49)           (0.01)               --
1995               $ 10.57          0.49           (0.43)            0.06           (0.48)              --                --
1996               $ 10.15          0.49            0.50             0.99           (0.48)              --                --
1997               $ 10.66          0.49           (0.07)            0.42           (0.48)           (0.01)               --
U.S. GOVERNMENT
 MONEY MARKET
 FUND
1993(d)            $  1.00          0.02              --             0.02           (0.02)              --                --
1994               $  1.00          0.03              --             0.03           (0.03)              --                --
1995               $  1.00          0.04              --             0.04           (0.04)              --                --
1996               $  1.00          0.05              --             0.05           (0.05)              --                --
1997               $  1.00          0.05              --             0.05           (0.05)              --                --


(a) Reflects operations for the period from August 3, 1992 (date of initial public investment) to February 28, 1993.

(b) Reflects operations for the period from August 1, 1994 (date of initial public investment) to February 28, 1995.

(c) Reflects operations for the period from December 29, 1992 (date of initial public investment) to February 28, 1993.

(d) Reflects operations for the period from July 1, 1992 (date of initial public investment) to February 28, 1993. For the period from March 31, 1992 (start of business) to June 30, 1992, all income was distributed to the administrator.

(e) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(f) Computed on an annualized basis.

(g) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(h) This distribution does not represent a return of capital for federal tax purposes.

(i) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.
--------------------------------------------------------------------------------

                                                    RATIOS TO AVERAGE NET ASSETS
                                               --------------------------------------     NET ASSETS,
                 NET ASSET                                      NET                          END OF         PORTFOLIO
   TOTAL         VALUE, END       TOTAL                      INVESTMENT      EXPENSE      PERIOD (000        TURNOVER
DISTRIBUTIONS    OF PERIOD      RETURN(E)      EXPENSES        INCOME       WAIVER(G)       OMITTED)           RATE
------------     ----------     ----------     ---------     ----------     ---------     ------------     ------------
    (0.10)         $10.54           6.40%         0.51%(f)       2.15%(f)      0.53%(f)     $181,239             28%
    (0.19)         $10.87           4.99%         0.96%          1.38%         0.01%        $284,203              7%
    (0.33)         $11.41           8.23%         0.95%          1.54%           --         $259,998              1%
    (0.71)         $14.49          33.73%         0.94%          1.24%           --         $385,145             15%
    (0.49)         $16.68          18.79%         0.92%          0.95%           --         $490,392              7%
    (0.04)         $11.15          11.84%         0.79%(f)       0.06%(f)      1.34%(f)     $ 36,664             45%
    (1.66)         $12.79          31.42%         1.17%            --          0.35%        $ 53,477            154%
    (0.83)         $13.53          12.08%         1.14%         (0.24)%        0.16%        $ 80,527            116%
    (0.36)         $10.07           4.43%         0.50%(f)       6.25%(f)      0.42%(f)     $ 99,921             18%
    (0.55)         $ 9.87           3.52%         0.59%          5.21%         0.29%        $116,600             76%
    (0.48)         $ 9.65           2.72%         0.63%          5.00%         0.25%        $ 96,216             14%
    (0.54)         $ 9.80           7.34%         0.69%          5.49%         0.20%        $ 93,276             56%
    (0.53)         $ 9.71           4.66%         0.68%          5.39%         0.20%        $ 84,385             28%
    (0.37)         $10.25           6.40%         0.50%(f)       6.45%(f)      0.41%(f)     $111,435             78%
    (0.81)         $ 9.90           4.55%         0.70%          5.34%         0.19%        $118,695             49%
    (0.53)         $ 9.47           1.20%         0.68%          5.79%         0.15%        $168,313             31%
    (0.59)         $ 9.87          10.70%         0.72%          5.96%         0.10%        $184,226             87%
    (0.57)         $ 9.69           4.07%         0.70%          5.82%         0.10%        $249,618              7%
    (0.05)         $10.51           5.65%         0.48%(f)       4.11%(f)      1.02%(f)     $ 15,644             93%
    (0.50)         $10.57           5.34%         0.74%          4.60%         0.67%        $ 34,435              9%
    (0.48)         $10.15           0.81%         0.75%          4.93%         0.41%        $ 41,542              9%
    (0.48)         $10.66           9.96%         0.70%          4.65%         0.47%        $ 44,578             20%
    (0.49)         $10.59           4.12%         0.70%          4.69%         0.46%        $ 46,928              9%
    (0.02)         $ 1.00           1.97%         0.41%(f)       2.88%(f)      0.38%(f)     $189,024             --
    (0.03)         $ 1.00           2.74%         0.54%          2.70%         0.20%        $189,315             --
    (0.04)         $ 1.00           4.06%         0.53%          3.96%         0.20%        $162,515             --
    (0.05)         $ 1.00           5.48%         0.51%          5.33%         0.20%        $245,647             --
    (0.05)         $ 1.00           4.83%         0.50%          4.74%         0.20%        $273,453             --


                AVERAGE
              COMMISSION
   TOTAL         RATE
DISTRIBUTION    PAID(I)
------------  -----------
    (0.10)           --
    (0.19)           --
    (0.33)           --
    (0.71)      $0.0653
    (0.49)      $0.0761
    (0.04)           --
    (1.66)      $0.0098
    (0.83)      $0.0568
    (0.36)           --
    (0.55)           --
    (0.48)           --
    (0.54)           --
    (0.53)           --
    (0.37)           --
    (0.81)           --
    (0.53)           --
    (0.59)           --
    (0.57)           --
    (0.05)           --
    (0.50)           --
    (0.48)           --
    (0.48)           --
    (0.49)           --
    (0.02)           --
    (0.03)           --
    (0.04)           --
    (0.05)           --
    (0.05)           --



DG INVESTOR SERIES

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------
(1) ORGANIZATION

DG Investor Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

                 PORTFOLIO NAME                                    INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------
                                                     Provide long term capital appreciation with
  DG Equity Fund                                     current
  ("Equity Fund")                                    income as a secondary objective.
------------------------------------------------------------------------------------------------------
  DG Opportunity Fund                                Provide capital appreciation.
  ("Opportunity Fund")
------------------------------------------------------------------------------------------------------
  DG Limited Term Government Income Fund             Provide current income.
  ("Limited Term Fund")
------------------------------------------------------------------------------------------------------
  DG Government Income Fund                          Provide current income.
  ("Government Income Fund")
------------------------------------------------------------------------------------------------------
  DG Municipal Income Fund                           Provide dividend income that is exempt from
  ("Municipal Income Fund")                          federal regular income tax.
------------------------------------------------------------------------------------------------------
  DG U.S. Government Money Market Fund               Current income consistent with stability of
  ("Money Market Fund")                              principal and liquidity.
------------------------------------------------------------------------------------------------------
  DG Prime Money Market Fund                         Current income consistent with stability of
  ("Prime Money Market Fund")*                       principal.
------------------------------------------------------------------------------------------------------


* Prime Money Market Fund became effective January 30, 1997, however there was no public investment in Prime Money Market Fund as of the fiscal year ended February 28, 1997.

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed


DG INVESTOR SERIES
--------------------------------------------------------------------------------

     corporate bonds, and other fixed income and asset-backed securities, are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. The money market funds within the Trust use the amortized cost method to value portfolio securities, which is in accordance with Rule 2a-7 under the Act. For all other funds within the Trust, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book/tax treatments of net operating loss. The following reclassifications have been made to the financial statements.

                               INCREASE (DECREASE)
                      --------------------------------------
                        UNDISTRIBUTED
                       NET INVESTMENT         ACCUMULATED
    FUND NAME              INCOME          NET REALIZED LOSS
-----------------     -----------------    -----------------
Opportunity Fund          $ 169,155            ($169,155)


     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.


DG INVESTOR SERIES
--------------------------------------------------------------------------------

     At February 28, 1997, the Funds, for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

     Pursuant to the Code, such capital loss carryforwards will expire as follows:

                                             EXPIRATION YEAR
                                 ----------------------------------------        TOTAL CAPITAL
               FUND                 2003            2004           2005        LOSS CARRYFORWARD
    --------------------------   ----------      ----------      --------      -----------------
    Government Income Fund       $  181,520      $  467,764      $498,409         $ 1,147,693
    Limited Term Fund            $1,406,691      $1,040,337      $758,580         $ 3,205,608


     Additionally, net capital losses, as noted below, attributable to security transactions incurred after October 31, 1996, are treated as arising on March 1, 1997, the first day of the Funds' next taxable year.

                                         TAX LOSS
             FUND                      PUSHFORWARD
    -----------------------          ----------------
    Government Income Fund               $914,555
    Limited Term Fund                    $324,507
    Opportunity Fund                     $190,744


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).


DG INVESTOR SERIES
--------------------------------------------------------------------------------
Transactions in shares were as follows:

                                                       EQUITY FUND                             OPPORTUNITY FUND
                                          --------------------------------------    --------------------------------------
                                                        YEAR ENDED                                YEAR ENDED
                                          --------------------------------------    --------------------------------------
                                          FEBRUARY 28, 1997    FEBRUARY 29, 1996    FEBRUARY 28, 1997    FEBRUARY 29, 1996
---------------------------------------   -----------------    -----------------    -----------------    -----------------
Shares sold                                    6,852,631           10,299,860           2,464,715             1,579,949
--------------------------------------
Shares issued to shareholders in
payment of distributions declared                537,524              782,712             234,535               368,888
--------------------------------------
Shares redeemed                               (4,578,933)          (7,276,853)           (929,615)           (1,054,805)
--------------------------------------      ------------         ------------        ------------          ------------
  Net change resulting from share
  transactions                                 2,811,222            3,805,719           1,769,635               894,032
--------------------------------------      ------------         ------------        ------------          ------------

                                                    LIMITED TERM FUND                       GOVERNMENT INCOME FUND
                                          --------------------------------------    --------------------------------------
                                                        YEAR ENDED                                YEAR ENDED
                                          --------------------------------------    --------------------------------------
                                          FEBRUARY 28, 1997    FEBRUARY 29, 1996    FEBRUARY 28, 1997    FEBRUARY 29, 1996
---------------------------------------   -----------------    -----------------    -----------------    -----------------
Shares sold                                    2,953,124            2,675,393           11,623,519           15,482,495
--------------------------------------
Shares issued to shareholders in
payment of distributions declared                209,814              228,722              521,253              302,148
--------------------------------------
Shares redeemed                               (3,986,837)          (3,365,918)          (5,043,232)         (14,897,666)
--------------------------------------      ------------         ------------          -----------         ------------
  Net change resulting from share
  transactions                                  (823,899)            (461,803)           7,101,540              886,977
--------------------------------------      ------------         ------------         ------------        -------------

                                                  MUNICIPAL INCOME FUND                       MONEY MARKET FUND
                                          --------------------------------------    --------------------------------------
                                                        YEAR ENDED                                YEAR ENDED
                                          --------------------------------------    --------------------------------------
                                          FEBRUARY 28, 1997    FEBRUARY 29, 1996    FEBRUARY 28, 1997    FEBRUARY 29, 1996
---------------------------------------   -----------------    -----------------    -----------------    -----------------
Shares sold                                    1,331,086            1,716,250           550,619,637          505,711,379
--------------------------------------
Shares issued to shareholders in
payment of distributions declared                  3,288                2,449               167,230              114,789
--------------------------------------
Shares redeemed                               (1,083,418)          (1,627,203)         (522,981,171)        (422,693,644)
--------------------------------------      ------------         ------------         -------------        -------------
  Net change resulting from share
  transactions                                   250,956               91,496            27,805,696           83,132,524
--------------------------------------      ------------         ------------         -------------        -------------



DG INVESTOR SERIES
--------------------------------------------------------------------------------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Deposit Guaranty National Bank, the Funds' investment adviser (the "Adviser"), received through February 28, 1997 for its services an annual investment advisory fee equal to the percentage of each Fund's average daily net assets as follows:

                             INVESTMENT ADVISORY
       FUND NAME               FEE PERCENTAGE
------------------------     -------------------
Equity Fund                         0.75%
Opportunity Fund                    0.95%
Limited Term Fund                   0.60%
Government Income Fund              0.60%
Municipal Income Fund               0.60%
Money Market Fund                   0.50%
Prime Money Market Fund             0.50%


The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and the Trust Division of Commercial National Bank, Commercial National Bank received through February 28, 1997 an annual fee from the Adviser equal to 0.25% of each Fund's average daily net assets (excluding Money Market Fund). In addition, Commercial National Bank voluntarily chose to reduce its compensation for the year ended February 28, 1997.

Effective March 1, 1997, ParkSouth Corporation, a subsidiary of Deposit Guaranty National Bank, became the Funds' investment adviser and Commercial National Bank no longer is a sub-adviser to the Funds.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Funds for the period. FAS may voluntarily choose to waive a portion of its fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.


DG INVESTOR SERIES
--------------------------------------------------------------------------------

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1997, were as follows:

                             FUND                                   PURCHASES          SALES
--------------------------------------------------------------     -----------      -----------
Equity Fund                                                        $51,522,588      $26,302,947
--------------------------------------------------------------
Opportunity Fund                                                   $93,832,428      $73,476,869
--------------------------------------------------------------
Limited Term Fund                                                  $23,172,734      $34,205,548
--------------------------------------------------------------
Government Income Fund                                             $61,658,672      $15,111,000
--------------------------------------------------------------
Municipal Income Fund                                              $ 5,593,867      $ 4,096,300
--------------------------------------------------------------


(6) SUBSEQUENT EVENT

Subsequent to the year ended February 28, 1997, the Trust added DG International Equity Fund to the series, which became effective March 31, 1997.


INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
DG INVESTOR SERIES:

We have audited the statements of assets and liabilities, including the portfolio of investments, of the DG Equity Fund, DG Opportunity Fund, DG Limited Term Government Income Fund, DG Government Income Fund, DG Municipal Income Fund, and the DG U.S. Government Money Market Fund (six portfolios of DG Investor Series) as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended February 28, 1997 and February 29, 1996, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to gain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the DG Investor Series portfolios referred to above present fairly, in all material respects, their financial position as of February 28, 1997, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG PEAT MARWICK LLP

Pittsburgh, Pennsylvania
April 11, 1997

TRUSTEES                                  OFFICERS
-----------------------------------------------------------------------------
John F. Donahue                           John F. Donahue
Thomas G. Bigley                          Chairman
John T. Conroy, Jr.                       Edward C. Gonzales
William J. Copeland                       President and Treasurer
James E. Dowd                             J. Christopher Donahue
Lawrence D. Ellis, M.D.                   Executive Vice President
Edward L. Flaherty, Jr.                   John W. McGonigle
Edward C. Gonzales                        Executive Vice President and
Peter E. Madden                           Secretary
Gregor F. Meyer                           Richard B. Fisher
John E. Murray, Jr.                       Vice President
Wesley W. Posvar                          Charles L. Davis, Jr.
Marjorie P. Smuts                         Vice President and Assistant
                                          Treasurer
                                          C. Grant Anderson
                                          Assistant Secretary


Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning their objective and policies, management fees, expenses and other information.

                                 APPENDIX

A. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. The solid black line represents the DG Equity Fund after deducting the original maximum sales charge of 2.00% (the `Fund at 2.00%); the dotted line represents the DG Equity Fund after deducting the current maximum sales charge of 3.50% (the `Fund at 3.50%''); and the dashed line represents the Standard & Poor's 500 Index (the `S&P 500''). The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund at 2.00%, the Fund and 3.50%, and the S&P 500. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the Fund's start of performance, August 1, 1992, through February 28, 1997. The right margin reflects the ending values of the hypothetical investments in the Fund at 2.00%, and the Fund at 3.50%, as compared to the S&P 500; the ending values are $18,822, $18,534, and $21,005, respectively. There is also a legend below the boxed legend which indicates Average Annual Total Return for the Period Ended February 28, 1997, beginning with the date of Start of Performance (8/1/92), and the one-year period; the Average Annual Total Returns are 14.44% and 14.60%, respectively.

B. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. The solid black line represents the DG Opportunity Fund after deducting the original maximum sales charge of 2.00% (the `Fund at 2.00%); the dotted line represents the DG Opportunity Fund after deducting the current maximum sales charge of 3.50% (the `Fund at 3.50%''); and the dashed line represents the Russell 2000 Index. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund at 2.00%, the Fund and 3.50%, and the Russell 2000 Index. The `y'' axis reflects the cost of the investment. The ``x'' axis reflects computation periods from the Fund's start of performance, January 1, 1982, through February 28, 1997. The right margin reflects the ending values of the hypothetical investments in the Fund at 2.00%, and the Fund at 3.50%, as compared to the Russell 2000 Index; the ending values are $71,954, $70,853, and $66,405, respectively. There is also a legend below the boxed legend which indicates Average Annual Total Return for the Period Ended February 28, 1997, beginning with the date of Start of Performance (1/1/82), the ten-year period, the five-year period, and the one-year period; the Average Annual Total Returns are 13.77%, 15.92%, 15.10%, and 8.19%, respectively.

C. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. The solid black line represents the DG Limited Term Government Income Fund (the `Fund''); and the dashed line represents the Merrill
Lynch 1-3 Year Treasury Index (`ML1-3''). The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund, and the ML1-3. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the Fund's start of performance, August 1, 1992, through February 28, 1997. The right margin reflects the ending values of the hypothetical investments in the Fund as compared to the ML1-3; the ending values are $12,226, and $12,692, respectively. There is also a legend below the boxed legend which indicates Average Annual Total Return for the Period Ended February 28, 1997, beginning with the date of Start of Performance (8/1/92), and the one-year period; the Average Annual Total Returns are 4.49%, and 2.56%, respectively.

D. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. The solid black line represents the DG Government Income Fund (the `Fund''); and the dashed line represents the Lehman Brothers Government/Corporate Total Index (`LBGCT''). The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund, and the LBGCT. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the Fund's start of performance, August 1, 1992, through February 28, 1997. The right margin reflects the ending values of the hypothetical investments in the Fund as compared to the LBGCT; the ending values are $12,710, and $13,501, respectively. There is also a legend below the boxed legend which indicates Average Annual Total Return for the Period Ended February 28, 1997, beginning with the date of Start of Performance (8/1/92), and the one-year period; the Average Annual Total Returns are 5.38%, and 2.00%, respectively.

E. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. The solid black line represents the DG Municipal Fund (the
`Fund''); and the dashed line represents the Lehman Brothers Municipal
Bond Index (`LBMBI''). The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund, and the LBMBI. The `y'' axis reflects the cost of the investment.
The `x'' axis reflects computation periods from the Fund's start of performance, December 21, 1992, through February 28, 1997. The right margin reflects the ending values of the hypothetical investments in the Fund as compared to the LBMBI; the ending values are $12,588, and $13,206, respectively. There is also a legend below the boxed legend which indicates Average Annual Total Return for the Period Ended February 28, 1997, beginning with the date of Start of Performance (12/21/92), and the one-year period; the Average Annual Total Returns are 5.65%, and 2.01%, respectively.